UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RS Investment Trust RS Variable Products Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

RS INVESTMENT TRUST

RS VARIABLE PRODUCTS TRUST

388 Market Street, Suite 1700

San Francisco, California 94111

NOTICE OF A JOINT MEETING OF SHAREHOLDERS

To shareholders of RS Investment Trust and RS Variable Products Trust (each a “Trust” and collectively the “Trusts”):

A meeting of the shareholders (the “Meeting”) of RS Investment Trust and of RS Variable Products Trust will be held on November 20, 2007, at 9:00 a.m., Pacific Time, at the offices of the Trusts at 388 Market Street, 17th Floor, San Francisco, CA 94111, for the following purposes:

Proposal 1.	To elect Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton to serve as Trustees of the Trusts; and

Proposal 2.	To transact such other business as may properly come before the meeting and any adjournments thereof.

With respect to Proposal 1, all of the shareholders of funds that are series of RS Investment Trust will vote together as a single class and all of the shareholders of funds that are series of RS Variable Products Trust will vote together as a single class.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

Please read the enclosed Proxy Statement for a complete discussion of Proposal 1.

Only shareholders of record for a Trust as of the close of business on October 5, 2007 (the “Record Date”), are entitled to notice of and to vote at the Meeting.

The funds comprising RS Variable Products Trust (the “Variable Funds”) issue and sell their shares to separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). These separate accounts hold shares of mutual funds, including the Variable Funds, which fund benefits under variable annuity contracts or variable life insurance policies which are issued by GIAC. As the owner of the assets held in the separate accounts, GIAC is a shareholder of the Variable Funds and is entitled to vote its shares of each Variable Fund. However, GIAC votes outstanding shares of the Variable Funds in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies (“Contract Owners”). This Notice is being delivered to Contract Owners who do not invest directly in or hold shares of the Variable Funds, but who, by virtue of their ownership of the contracts, have a beneficial interest in one or more of the Variable Funds as of the Record Date, so that they may instruct GIAC how to vote the shares of the Variable Funds underlying their contracts or policies.

By order of the Trustees,

/s/ Benjamin L. Douglas

BENJAMIN L. DOUGLAS
Secretary
October 25, 2007

Your vote or voting instructions are important.  We would appreciate your promptly voting, signing, and returning the enclosed proxy card(s) and/or voting instruction card(s), as applicable, or, for shareholders of RS Investment Trust, by recording your vote by telephone or via the Internet. The enclosed addressed envelope requires no postage and is provided for your convenience.  Shareholders and Contract Owners are urged to sign and return the enclosed proxy card(s) and/or voting instruction card(s), respectively, in the enclosed envelope so as to be represented at the Meeting.

RS INVESTMENT TRUST

RS VARIABLE PRODUCTS TRUST

388 Market Street, Suite 1700
San Francisco, CA  94111

Proxy Statement

Joint Meeting of Shareholders to be held on

November 20, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees of RS Investment Trust, a Massachusetts business trust (“Investment Trust”), and RS Variable Products Trust, a Massachusetts business trust (“Variable Trust”) (each a “Trust” and collectively the “Trusts”).  Because the same members comprise the Board of Trustees of Investment Trust and the Board of Trustees of Variable Trust, references herein to the “Board” and members of the Board shall refer to the Boards of both Trusts unless otherwise indicated.  Furthermore, because the same members comprise the committees of each Board, references herein to a particular committee of a Board shall refer to the committees of both Boards.  This Proxy Statement is furnished in connection with the Joint Meeting of Shareholders of the Trusts (the “Meeting”) to be held on November 20, 2007, at 9:00 a.m., Pacific Time, at the offices of the Trusts at 388 Market Street, 17th Floor, San Francisco, CA 94111, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of a Joint Meeting of Shareholders (the “Notice”).  The Notice and this Proxy Statement with its enclosures are first being made available to shareholders and Contract Owners on or about October 25, 2007.

At the Meeting, shareholders of the Funds will be asked to vote on the election of Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton to serve as Trustees of each Trust (the “Proposal”).  If elected, such nominees will serve as Trustees of the Trusts along with the current Trustees of the Trusts who have previously been elected by shareholders and therefore are not standing for re-election.

Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted FOR the Proposal. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

Each series of Variable Trust (the “Variable Funds”) issues and sells their shares to separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). These separate accounts hold shares of mutual funds, including the Variable Funds, which fund benefits under variable annuity contracts or variable life insurance policies which are issued by GIAC. Each separate account invests in the different Variable Funds and certain other mutual funds. Owners of the variable annuity contracts and variable life insurance policies issued by GIAC (“Contract Owners”) allocate the value of their contracts or policies among these separate accounts. As such, Contract Owners may be indirect participants in the Variable Funds. However, as the owner of the assets held in the separate accounts, GIAC is the shareholder of record of the Variable Funds.  Contract Owners are being asked to give their voting instructions on the Proposal.  Contract Owners are eligible to provide voting instructions for use at the Meeting if, at the close of business on the Record Date (as defined below), they owned a variable annuity contract or variable life insurance policy and some or all of the value of the variable annuity contract or variable life insurance policy was allocated for investment in a Variable Fund.  GIAC has informed the Variable Funds that, as the record shareholder of the Variable Funds, it will vote the Variable Fund shares attributable to a Contract Owner’s variable annuity contract or variable life insurance policy in accordance with the voting instructions provided on the Contract Owner’s voting instruction card if it is properly executed and returned in a timely manner.  If a voting instruction card is signed and dated, but gives no voting instructions, GIAC has informed the Variable Funds that it will vote the shares FOR the Proposal.  A representative of GIAC will be attending the Meeting and casting the votes on behalf of the Contract Owners.  Contract Owners may revoke their voting instructions by submitting a subsequent voting instruction card before the Meeting, by timely written notice, or by attending and providing voting instructions at the Meeting.

The mailing address of each Trust is 388 Market Street, Suite 1700, San Francisco, California 94111.  Solicitation of proxies and voting instructions by personal interview, mail, and telephone may be made by officers and Trustees of the Trusts (who will receive no compensation therefor in addition to their regular salaries).  In addition, the firm of Computershare Fund Services (“CFS”) has been retained to assist in the solicitation of proxies and voting instructions at a cost that is not expected to exceed $75,000, although actual costs may be substantially higher.  The expenses of the preparation of this Proxy Statement and related materials, including printing and delivery costs, and the solicitation of proxies and voting instructions will be borne by the Trusts.

Each Trust will vote separately.  This means that all of the shareholders of all series of Investment Trust (the “Retail Funds”) will vote together as a single class and all of the shareholders of the Variable Funds (collectively with the Retail Funds, the “Funds”) will vote together as a single class.

Shareholders of record at the close of business on October 5, 2007 (the “Record Date”), will be entitled to vote at the Meeting.  Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate vote.

As of the Record Date, there were 874,821,723.185 total outstanding shares of Investment Trust.

As of the Record Date, there were 170,504,733.854 total outstanding shares of Variable Trust.

The Trusts will furnish to you upon request, without charge, a copy of a Fund’s annual report for the fiscal year ended December 31, 2006, and a copy of a Fund’s semi-annual report for the six-month period ended June 30, 2007.  For Investment Trust, please direct any such requests by telephone to 1-800-766-FUND or by writing to RS Investments at 388 Market Street, Suite 1700, San Francisco, California 94111.  For Variable Trust, please direct any such requests by telephone to 1-800-221-3253 or by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004

THE PROPOSAL

ELECTION OF TRUSTEES

The Board has fixed the number of Trustees at nine.  The Nominating Committee of the Board screens and selects members of the Board and consists solely of Trustees who are not “interested persons” of the Trusts, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Nominating Committee has recommended that the Board nominate for election by shareholders Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton, who are described in the following pages, and the Board has nominated such individuals.  The Board recommends that you vote in favor of their election.

Mr. Fitzsimmons and Mr. Otton currently serve as Trustees of each Trust.  Mr. Melvin and Ms. Nelund currently are not Trustees of either Trust.  Mr. Melvin was initially recommended by a current Independent Trustee of the Trusts for the position of Trustee and Ms. Nelund was initially recommended by an executive officer of the Trusts for the position of Trustee.  Each member of the Nominating Committee met with both Mr. Melvin and Ms. Nelund on an individual basis.  The Nominating Committee then met as a whole to discuss their candidacies, considering, among other things, their business experience, potential contributions to the Board, and factors relating to their independence.  The election of each nominee to the Board will be effective after an affirmative shareholder vote by the applicable Trust.  Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, Esq., and Dennis J. Manning are current Trustees of the Trusts who have been previously elected by shareholders of the Trusts and therefore are not standing for re-election.  They will continue to serve as Trustees of the Trusts.

Each nominee has agreed to serve as a Trustee if elected.  However, if any of them is unable to serve or for good cause will not serve, it is the Trustees’ intention that proxies that do not contain specific restrictions to the contrary will be voted for alternative candidates in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.  The term of office of each person elected as a Trustee will be until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until his or her successor is elected and qualified.  In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of a Board, excluding the member who has reached the retirement age.  Neither the Amended and Restated Agreement and Declaration of Trust of Investment Trust nor the Agreement and Declaration of Trust of Variable Trust provides for the annual election of Trustees.

The following table provides information about the nominees for Trustees.  Each nominee’s principal occupation for the last five years is listed, although the titles may not have been the same throughout, and similar prior positions within the same company are omitted.

Trustee Nominees

Name and Age	Position(s) Held/to be Held With Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen/ to be Overseen by Trustee	Other Directorships Held by Trustee+

Independent Trustee Nominees

Kenneth R. Fitzsimmons, Jr., Age 61	Trustee	Since May 2007 – Both Trusts	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm	40	None

Christopher C. Melvin, Jr., Age 52	Nominee for Trustee	N/A	Chairman & CEO, Melvin & Company, LLC, a brokerage firm	40	None

Gloria S. Nelund, Age 46	Nominee for Trustee	N/A	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank	40	None

Interested Trustee Nominee
Terry R. Otton*, Age 53	Trustee; President and Principal Executive Officer	Trustee Since December 2006 – Both Trusts	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm	40	None

+  Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

* Mr. Otton is an “interested person” under the 1940 Act by virtue of his position as chief executive officer of RS Investments.

The address of each nominee is c/o RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111.

Each Retail Fund is a series of shares of Investment Trust and shares of all the Retail Funds will vote as a single class for the Trustees of Investment Trust. Each Variable Fund is a series of shares of Variable Trust and shares of all the Variable Funds will vote as a single class for the Trustees of Variable Trust.

Required Vote

For each Trust, the four nominees receiving the affirmative vote of a plurality of the Trust’s outstanding shares voting at the Meeting in person or by proxy, if a quorum is present, shall be elected.

As described in “Special Considerations for shareholders of the Variable Funds,” because GIAC will vote the Variable Fund shares attributable to the variable annuity contracts or variable life insurance policies for which it does not receive a voting instruction card in the same proportion as the shares for which it does receive a voting instruction card, a small number of shareholders may determine the outcome of a vote.

The Trustees of the Trusts unanimously recommend that the shareholders of each Trust vote to elect each of the nominees as a Trustee of each Trust.

ADDITIONAL INFORMATION ABOUT THE BOARD OF TRUSTEES AND TRUSTEE NOMINEES

The following table provides information about the current Trustees not standing for election. Each Trustee’s principal occupation for the last five years is listed, although the titles may not have been the same throughout, and similar prior positions within the same company are omitted. Each of these Trustees was elected by the shareholders of each Trust, and they will continue to serve as Trustees of each Trust.

Current Trustees

Name and Age	Position(s) Held/to be Held With Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen/ to be Overseen by Trustee	Other Directorships Held by Trustee+

Independent Trustees

Judson Bergman, Age 50	Trustee	Since May 2006 – Both Trusts	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None

Jerome S. Contro, Age 50	Trustee	Since June 2001 – Investment Trust; Since May 2006 – Variable Trust	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds

John W. Glynn, Jr., Age 66	Trustee	Since July 1997 – Investment Trust; Since May 2006 – Variable Trust	President, Glynn Capital Management, an investment management firm.	40	None

Anne M. Goggin, Age 58	Trustee	Since August 2006 – Both Trusts	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel – Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm	40	None

Interested Trustee
Dennis J. Manning *, Age 60	Trustee	Since August 2006 – Both Trusts	Chairman, RS Investment Management Co. LLC (“RS Investments”); President and CEO, the Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association	40	None

+  Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

* Mr. Manning is an “interested person” under the 1940 Act by virtue of his position as Chairman of Guardian Life, the indirect parent of Guardian Investor Services, LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Funds’ investment adviser, and by virtue of his position as Chairman of RS Investments.

The address of each Trustee is c/o RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111.

Committees

The Board meets regularly throughout the year to discuss matters and to take certain actions relating to the applicable Trust.  The Board of Investment Trust met nine times during the last fiscal year, and the Board of Variable Trust met four times during the last fiscal year.  In addition, the Board has four standing committees – the Audit Committee; the Nominating Committee; the Brokerage, Distribution, and Pricing Committee; and the Legal and Regulatory Committee.

Name of Committee	Number of Meetings in Last Fiscal Year	Functions (for each Trust)	Current Members
AUDIT COMMITTEE	5

To oversee the accounting and financial reporting processes of the Trust and its series and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; to oversee the quality and integrity of the Trust’s financial statements, and the independent audit thereof; to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting, and independent audits; to approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and to act as liaison between the Trust’s independent registered public accounting firm and the full Board.

			Bergman*, Contro*, Glynn* (chair)

NOMINATING COMMITTEE	5

To supervise the nominations and elections of Trustees of the Trust. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

			All Independent Trustees (Bergman*, Contro*, Fitzsimmons*, Glynn*, Goggin*)

BROKERAGE, DISTRIBUTION, AND PRICING COMMITTEE	None**

To assist the Board of Trustees in its review and oversight of the brokerage and distribution services provided to the Funds and of the valuation of the Funds’ portfolio investments. The duties of the Brokerage, Distribution, and Pricing Committee include reviewing information regarding the following: brokerage practices of the advisers; the distribution-related services provided to the Funds and their shareholders; principal transactions effected by the advisers on behalf of the Funds; the efficiency of an adviser’s execution of transactions in a Fund’s portfolio securities in a specified period; compliance by the Funds and the advisers with applicable law and relevant policies and procedures of the Funds relating to the purchase and sale of portfolio securities by the Funds; soft-dollar practices of the advisers as they relate to the Funds; and compliance by the advisers with applicable law and relevant policies and procedures of the Funds relating to

			Bergman* (chair), Contro*, Fitzsimmons*

the use of soft dollars.

LEGAL AND REGULATORY COMMITTEE	None**	To assist the Board of Trustees in its review and oversight of the Funds’ legal and regulatory compliance.	Goggin* (chair), open seat

* Independent Trustees.

** Committee was formed effective December 31, 2006.

Nominating Committee

The Trustees have adopted a written charter for the Nominating Committee, a copy of which is included as Schedule A to this Proxy Statement.  The Trusts currently do not maintain a website on which the charter is available.

The Nominating Committee has not established specific minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee.  The Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment, and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate.  The Nominating Committee may consider candidates for Trustee recommended by the applicable Trust’s current Trustees, officers, the Trust’s investment adviser or any subadviser or shareholders or any other source deemed appropriate by the Nominating Committee.  The Nominating Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.

The Nominating Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee’s consideration, which are set forth in the Trusts’ Nominating Committee Charter.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the “candidate”), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

Share Ownership

As of September 30, 2007, the Trustees and officers of the Trusts did not own 1% or more of the outstanding shares of any Fund.

The following table shows the dollar range of equity securities beneficially owned by each nominee for Trustee (i) in each of the Funds in which they currently own shares and (ii) on an aggregate basis, in all Funds of the Trusts overseen or to be overseen by the nominee, in each case as of September 30, 2007.

Trustee Nominees

Name of Trustee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Funds*

Independent Trustee Nominees
Kenneth R. Fitzsimmons, Jr. Christopher C. Melvin, Jr. Gloria S. Nelund	RS Partners Fund $10,001-$50,000 RS Global Natural Resources Fund $10,001-$50,000 None RS Emerging Growth Fund $10,001-$50,000 The Information Age Fund® $50,001-$100,000	$10,001-$50,000 None $50,001-$100,000
Interested Trustee Nominee

Terry R. Otton	RS Select Growth Fund $50,001-$100,000 RS Emerging Growth Fund >$100,000 RS Partners Fund >$100,000 RS Investors Fund	>$100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Funds*

$10,001-$50,000 The Information Age Fund® >$100,000

*Includes indirect notional interests of disinterested Trustees under the Trust’s deferred compensation plan.

The following table discloses the dollar range of equity securities beneficially owned in any RS Fund by each current Trustee not standing for election and, on an aggregate basis, in all of the Funds as of September 30, 2007.

Current Trustees

Name of Trustee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Funds*

Independent Trustees
Judson Bergman	RS Growth Fund $10,001-$50,000 RS Emerging Growth Fund $10,001-$50,000 RS Investors Fund $10,001-$50,000 RS Global Natural Resources Fund $10,001-$50,000	>$100,000

Jerome S. Contro	RS Emerging Growth Fund $50,001-$100,000 RS MidCap Opportunities Fund $50,001-$100,000 RS Core Equity Fund $50,001-$100,000 RS Investors Fund >$100,000 RS Global Natural Resources Fund >$100,000	>$100,000

John W. Glynn, Jr.	RS Smaller Company Growth Fund >$100,000 RS Global Natural Resources Fund >$100,000	>$100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Funds*

Anne M. Goggin, Esq.

RS Emerging Growth Fund
$10,001-$50,000

RS Value Fund
$10,001-$50,000

RS Partners Fund
$10,001-$50,000

RS Global Natural Resources Fund
$10,001-$50,000

RS Core Equity Fund
$10,001-$50,000

RS Emerging Markets Fund
$10,001-$50,000

RS Tax-Exempt Fund
$1,001-$10,000

>$100,000
Interested Trustee

Dennis J. Manning	RS Core Equity Fund >$100,000 RS Small Cap Core Equity Fund >$100,000 RS S&P 500 Index Fund >$100,000 RS Asset Allocation Fund $50,001-$100,000	>$100,000

*Includes indirect notional interests of disinterested Trustees under the Trust’s deferred compensation plan.

As of September 30, 2007, none of the current disinterested Trustees or their immediate family members owned beneficially any class of security in RS Investments, GIS, the principal underwriter of the Funds, Guardian Baillie Gifford Limited (“GBG”), Baillie Gifford Overseas Limited (“BG Overseas”), or UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), or in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments, GIS, GBG, BG Overseas, or UBS Global AM.

Shareholder Communications with the Board

The Board has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the attention of the Board of Trustees, RS Investment Trust or RS Variable Products Trust, as applicable, c/o Chief Compliance Officer, 388 Market Street, Suite 1700, San Francisco, CA 94111. In addition, shareholders may also send e-mails to the Independent Trustees at trustees@rsinvestments.com.  Shareholder communications must be (i) in writing and signed by the shareholder (or, in the case of e-mail, have the shareholder’s name at the end of the message) and (ii) identify the series (and, if applicable, class) and number of shares of the Trust held by the shareholder.

Trustee Compensation Table

The table below sets forth the compensation received by the current Trustees from each Fund with a full fiscal year of operations and the aggregate compensation paid to such Trustees by all the Funds of the Trusts for fiscal year 2006.  For Funds that did not have a full fiscal year of operations as of December 31, 2006, the table below sets forth an estimate of the compensation that such Funds will pay during the fiscal year ended December 31, 2007. Each Fund pays its allocable portion of Trustee fees and expenses based on each such Fund’s net asset value.  The Trusts do not pay any compensation to their officers or to Trustees who are “interested persons.”  Trustee nominees for first-time election did not receive compensation from the Funds during fiscal year 2006.

Name of Fund	Judson Bergman(1)	Jerome S. Contro	Kenneth R. Fitzsimmons, Jr.(1)	John W. Glynn, Jr.	Anne M. Goggin, Esq.(1)
RS Emerging Growth Fund	$6,202	$12,002	—	$13,097	$1,728
RS Growth Fund	$1,516	$2,838	—	$3,006	$445
The Information Age Fund®	$641	$1,230	—	$1,313	$186
RS MidCap Opportunities Fund	$1,935	$3,488	—	$3,609	$606
RS Select Growth Fund	$2,226	$4,526	—	$5,437	$543
RS Smaller Company Growth Fund	$2,208	$3,975	—	$4,077	$680
RS Value Fund	$13,460	$24,182	—	$24,443	$4,292
RS Partners Fund	$18,379	$33,207	—	$34,474	$5,673
RS Investors Fund	$486	$909	—	$894	$140
RS Global Natural Resources Fund	$14,576	$27,012	—	$26,964	$4,075
RS Large Cap Value Fund(2)	$785	$751	$468	$843	$810
RS Core Equity Fund(2)	$7,066	$6,753	$4,265	$7,582	$7,280
RS Small Cap Core Equity Fund(2)	$1,484	$1,419	$886	$1,593	$1,530
RS Equity Dividend Fund(2)	$33	$30	$30	$34	$33
RS S&P 500 Index Fund(2)	$1,483	$1,420	$885	$1,593	$1,530
RS International Growth Fund(2)	$644	$616	$388	$691	$664
RS Emerging Markets Fund(2)	$2,580	$2,447	$1,702	$2,753	$2,643
RS Investment Quality Bond Fund(2)	$929	$889	$558	$997	$958
RS Low Duration Bond Fund(2)	$294	$281	$177	$315	$303
RS High Yield Bond Fund(2)	$686	$656	$408	$736	$707
RS Tax-Exempt Fund(2)	$856	$818	$513	$918	$882
RS Money Market Fund(2)	$3,575	$3,417	$2,168	$3,836	$3,683
RS Asset Allocation Fund(2)	$1,017	$974	$602	$1,092	$1,049
The Information Age VIP Series(2)	$4	$4	$4	$4	$4

Name of Fund	Judson Bergman(1)	Jerome S. Contro	Kenneth R. Fitzsimmons, Jr.(1)	John W. Glynn, Jr.	Anne M. Goggin, Esq.(1)
RS MidCap Opportunities VIP Series(2)	$4	$4	$4	$4	$4
RS Value VIP Series(2)	$4	$4	$4	$4	$4
RS Partners VIP Series(2)	$178	$170	$105	$191	$184
RS Global Natural Resources VIP Series(2)	$5	$4	$4	$5	$5
RS Large Cap Value VIP Series(2)	$574	$549	$344	$616	$592
RS Core Equity VIP Series(2)	$8,748	$8,362	$5,266	$9,388	$9,014
RS Small Cap Core Equity VIP Series(2)	$1,865	$1,787	$1,087	$2,006	$1,925
RS Equity Dividend VIP Series(2)	$11	$10	$10	$11	$11
RS S&P 500 Index VIP Series(2)	$2,274	$2,172	$1,379	$2,439	$2,342
RS International Growth VIP Series(2)	$2,418	$2,309	$1,474	$2,593	$2,490
RS Emerging Markets VIP Series(2)	$1,608	$1,530	$1,024	$1,720	$1,651
RS Investment Quality Bond VIP Series(2)	$3,475	$3,315	$2,154	$3,723	$3,575
RS Low Duration Bond VIP Series(2)	$216	$207	$130	$232	$223
RS High Yield Bond VIP Series(2)	$524	$502	$312	$563	$541
RS Money Market VIP Series(2)	$1,888	$1,802	$1,165	$2,023	$1,943
RS Asset Allocation VIP Series(2)	$414	$396	$248	$444	$426
Pension or Retirement Benefits Accrued as Part of Trust Expenses	—		—	—	—
Estimated Annual Benefits Upon Retirement	—		—	—	—
Total Cash Compensation From Fund Complex(3), (4)	$68,792	$121,070	—	$125,979	$25,279

(1)          Judson Bergman was elected to the Board of Trustees on May 9, 2006. Kenneth R. Fitzsimmons was elected to the Board of Trustees on May 16, 2007. Anne M. Goggin was elected to the Board of Trustees on August 31, 2006.

(2)          The Fund has not completed a full fiscal year of operations; therefore, compensation is estimated for the Fund’s current fiscal year ending December 31, 2007.

(3)          These are actual amounts paid by all of the Funds for fiscal year 2006, including Funds that had not completed a full fiscal year of operations as of December 31, 2006; these amounts do not include any estimated fees for 2007. (See footnote 2).

(4)          Under a Deferred Compensation Plan (the “Plan”) adopted with respect to Investment Trust on May 6, 2002 and with respect to Variable Trust on November 6, 2006, a disinterested Trustee may elect to defer receipt of all, or a portion, of his or her annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined over time by adjusting the amount of the deferred compensation to reflect the investment return of one or more Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. As of December 31, 2006, the total amount of deferred compensation payable to or accrued for each of the Trustees listed above by the Retail Funds was: Mr. Bergman $52,341, Mr. Contro $485,250, Mr. Glynn $455,339, and Ms. Goggin $25,720. As of December 31, 2006, the total amount of deferred compensation payable to or accrued for each of the Trustees listed above by the Variable Funds was: Mr. Bergman $3,479, Mr. Contro $3,479, Mr. Glynn $3,953, and Ms. Goggin $3,557. Mr. Fitzsimmons was elected to the Board of Trustees on May 16, 2007, and, therefore, as of December 31, 2006, no deferred compensation was payable to him or had been accrued to him by any Fund.

FUND INFORMATION

This section provides certain additional information about the Funds, including information about their principal underwriter and adviser, independent registered public accounting firm, executive officers and the identity of persons who beneficially owned more than 5% of the outstanding shares of any Trust as of October 5, 2007.

Investment Adviser

RS Investments, a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser of each of the Funds. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987.

GIS, an indirect wholly owned subsidiary of Guardian Life, owns a majority of the ownership interests in RS Investments. No person other than GIS owns more than 25% of the ownership interests in RS Investments. Mr. Terry Otton, Chief Executive Officer of RS Investments, serves as the Trusts’ President and Principal Executive Officer. Mr. Benjamin Douglas, General Counsel of RS Investments, serves as the Trusts’ Chief Legal Officer, Secretary and Vice President. Mr. James Klescewski, Chief Financial Officer of RS Investments, serves as the Trusts’ Treasurer and Principal Financial and Accounting Officer. The Board of Directors of RS Investments consists of eight members, including a chairman who is the Chief Executive Officer of Guardian Life (Dennis J. Manning), three other members designated by GIS, two members of the management of RS Investments, and two members selected jointly by GIS and the management of RS Investments.

Pursuant to advisory agreements between RS Investments and the Trusts (each an “Advisory Agreement” and together the “Advisory Agreements”), RS Investments, at its expense, furnishes investment management services with respect to the assets of each Fund, consistent with the investment objective and policies of such Fund and subject to the supervision of the Trusts’ Board of Trustees.  In addition, the Advisory Agreements state that RS Investments provides certain administrative services needed for the management and operation of each Fund and furnishes such office space and personnel as are needed by the Fund. The services of RS Investments to the Funds are not deemed to be exclusive, and RS Investments may provide similar or different services to others, so long as its ability to render the services provided for in the Advisory Agreements will not be impaired thereby.

Investment Subadvisers

GIS serves as investment subadviser for each of RS S&P 500 Index Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS Money Market Fund, RS Asset Allocation Fund, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, RS Money Market VIP Series, and RS Asset Allocation VIP Series. GIS is responsible for the day-to-day investment management of such Funds, which includes buying and selling securities, choosing broker-dealers (including broker-dealers that may be affiliated with GIS), and negotiating commissions. In addition, GIS provides certain subadministrative services to each of the Funds listed above and RS

Large Cap Value Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, RS Large Cap Value VIP Series, RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series. GIS and its predecessor have provided investment advisory services since 1968. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Corporation, a New York corporation organized in 1968. GIS is a subsidiary of Guardian Life. GIS is located at 7 Hanover Square, New York, New York 10004. GIS is the underwriter and the distributor of each of the Funds’ shares and of variable annuity and variable life insurance contracts issued by GIAC.

UBS Global AM serves as investment subadviser for RS Large Cap Value Fund and RS Large Cap Value VIP Series. UBS Global AM is a Delaware corporation and an investment management firm, located at One North Wacker Drive, Chicago, IL 60606. UBS Global AM is responsible for the day-to-day investment management of the two Funds, which includes buying and selling securities, choosing broker-dealers (including broker-dealers that may be affiliated with UBS Global AM), and negotiating commissions. UBS Global AM, a wholly owned indirect subsidiary of UBS AG, is a member of the UBS Global Asset Management business group of UBS AG. UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

GBG and BG Overseas serve as the investment subadviser and the sub-subadviser, respectively, for RS International Growth Fund, RS Emerging Markets Fund, RS International Growth VIP Series, and RS Emerging Markets VIP Series. In addition, GBG provides certain subadministrative services to such Funds.  GBG is an investment management company based in Edinburgh, Scotland. BG Overseas is responsible for the day-to-day investment management of the four Funds, which includes buying and selling securities, choosing broker-dealers (including broker-dealers that may be affiliated with GBG or BG Overseas), and negotiating commissions. Guardian Life owns 51% of GBG, and the remaining 49% is owned by BG Overseas. GBG has been providing investment advisory services since 1991. BG Overseas is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co. manages money for institutional clients primarily within the United Kingdom. It is one of the largest independently owned investment management firms in the United Kingdom. GBG is regulated by the Financial Services Authority, an independent regulator of investment advisory firms. GBG, BG Overseas, and Baillie Gifford & Co. are located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

Principal Underwriter

GIS, 7 Hanover Square, New York, NY 10004, is the principal underwriter of the Funds’ shares and of variable annuity and variable life insurance contracts issued by GIAC. Each Trust has entered into a distribution agreement with GIS (the “Distribution Agreements”), which, together with a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), governs the sale and distribution of Fund shares and payment of compensation to GIS. Shares are offered continuously; however, the Trusts reserve the right to cease the offer of any Fund’s shares at any time, subject to applicable laws, rules and regulations. GIS receives no compensation from the Trusts or from purchasers of the Funds’ shares for acting as distributor of Class Y shares of the Retail Funds or Class I shares of the Variable Funds.

Administrative Services

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (“State Street”) provides certain administrative services, including treasury, Blue Sky, and tax related services, to each of the Funds pursuant to an administration agreement between State Street and each of the Funds.  For its services under the agreement, State Street has the right to receive fees from the Funds based on a written fee schedule as may be agreed to from time to time between State Street and the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP was the independent registered public accounting firm for the Trusts for the fiscal year ending December 31, 2006, and has been selected as the independent registered public accounting firm for fiscal year 2007 for all Funds.

Representatives from PricewaterhouseCoopers LLP are not expected to attend the Meeting.  However, if requested in writing by any shareholder at least five business days prior to the date of the Meeting, a representative of PricewaterhouseCoopers LLP will be available to make a statement if desired and to respond to appropriate questions.  Any such request must be sent to RS Investments, 388 Market Street, Suite 1700, San Francisco, CA  94111, Attention: Scott Hall.

Each Audit Committee pre-approves at least annually audit and non-audit services provided by PricewaterhouseCoopers LLP that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X.  In addition, the chairman of each Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee.  That approval is reported to each Audit Committee at its next meeting.

Schedule B attached hereto includes tables that set forth for each Trust, for its two most recent fiscal years, the fees billed by PricewaterhouseCoopers LLP for (a) all audit and non-audit services provided directly to each Trust and (b) those non-audit services provided to RS Investments, and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to a Trust that related directly to the Trust’s operations and financial reporting under the following captions:

(i)

Audit Fees – fees related to the audit review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)

Audit-Related Fees - fees for services traditionally performed by PricewaterhouseCoopers LLP, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

(iii)

Tax Fees - fees for tax compliance, tax planning, and tax advice services. Tax planning and tax advice services include assistance with the audits, employee benefit plans, and requests for ruling or technical advice from tax authorities.

(iv)	All Other Fees - fees for services relating to accounting for fund mergers and examination of investment management controls.

Schedule B attached hereto also sets forth the aggregate fees billed by PricewaterhouseCoopers LLP, for each Trust’s two most recent fiscal years, for non-audit services rendered to each Trust and to RS Investments (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to a Trust.

Each Audit Committee has considered whether the provision of non-audit services that were rendered to RS Investments (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to a Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Executive Officers

The following table provides information about the current executive officers of each Trust.  Each of the persons named as an officer has been elected to the indicated office by the Trustees and serves at the pleasure of the Trustees.  Each such officer’s principal occupation is as an employee or officer of RS Investments or its affiliates.  Each officer’s principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

Name and Age	Position(s) Held With Each Trust	Officer Since (1)	Principal Occupations During the Past Five Years & Directorships (2)

Terry R. Otton Age 53	Trustee, President and Principal Executive Officer	Since September 2005 – Investment Trust Since May 2006 – Variable Trust

CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.

Trustee for Investment Trust and Variable Trust

James E. Klescewski, Age 51	Treasurer and Principal Financial and Accounting Officer	Since September 2006 – Both Trusts

CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.

Benjamin L. Douglas Age 40	Vice President, Secretary, and Chief Legal Officer	Since February 2004 – Investment Trust Since May 2006 – Variable Trust	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.

John J. Sanders, Jr. Age 61	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2004 – Investment Trust Since May 2006 – Variable Trust	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.

(1)	Date first appointed to serve as an officer of each Trust. Each officer has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

The Agreement and Declaration of Trust and By-Laws of each Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the applicable Agreement and Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interest of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trusts, at their expense, provide liability insurance for the benefit of their Trustees and officers.

Interests of Certain Persons

To the knowledge of the Trusts, no shareholder owned beneficially 5% or more of a Trust’s outstanding shares as of October 5, 2007, except that Guardian Life owned beneficially approximately 12.9% of the total outstanding shares of Variable Trust.

To the knowledge of the Trusts, no Trustees of the Trusts have made any purchases or sales of any direct or indirect interest in RS Investments or GIS since the commencement of the Trusts’ most recent fiscal year.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Manner of Voting Proxies

Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Trusts to act as inspectors of election for the Meeting. The inspectors of election will count the total number of votes cast “for” approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. In determining whether a quorum is present, the inspectors of election will count shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote as shares that are present and entitled to vote.  Abstentions and “broker non-votes” will not have any effect on the election of Trustees.

“Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. A Trust may request that selected brokers or nominees refrain from returning proxies in respect of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. A Trust also may request that selected brokers or nominees return proxies in respect of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Each Agreement and Declaration of Trust provides that forty percent (40%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting.  The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees’ intention that proxies which do not contain specific restrictions to the contrary will be voted on such other matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Instructions for Voting Proxies or Providing Voting Instructions

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote proxies or submit voting instructions by mail, please mark, sign, date, and return all of the enclosed proxy or voting instruction card(s), as applicable, following the instructions printed on the card.  Shareholders of Investment Trust may also record their votes via the Internet or telephone.  To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the website. To record your vote via automated telephone service, call the toll-free number listed on your proxy card. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

As the Meeting date approaches, certain shareholders and/or Contract Owners of each Fund may receive a telephone call from a representative of Computershare Fund Services (as previously defined, “CFS”), the Trusts’ proxy solicitor, if their proxy and/or voting instruction card(s) have not yet been received. Proxy and voting instruction cards that are obtained telephonically will be recorded in accordance with the procedures described below.

In all cases where a telephonic proxy or voting instruction is solicited, the CFS representative is required to ask for each shareholder’s or Contract Owner’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder or Contract Owner has received the proxy materials in the mail.  If the shareholder or Contract Owner is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the Proposal listed on the proxy or voting instruction card and ask for the shareholder’s or Contract Owner’s instructions on the Proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder or Contract Owner how to vote, other than to read any recommendation set forth in this Proxy Statement. CFS will record the shareholder’s or Contract Owner’s instructions on the card. Within 72 hours, the shareholder or Contract Owner will be sent a letter or mailgram to confirm his or her instruction and asking the shareholder or Contract Owner to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.  Shareholders and Contract Owners can contact CFS at 1-866-492-0856 with any additional questions.

Special Considerations for shareholders of the Variable Funds

Votes will be tabulated by the inspectors of election appointed for the Meeting.  GIAC will vote shares in accordance with the voting instructions for the Variable Funds actually received from Contract Owners in the separate accounts through which it offers variable annuities and variable life insurance policies.  GIAC will vote the Variable Fund shares attributable to the variable annuities and variable life insurance policies for which it does not receive a voting instruction card in the same proportion as the shares for which it does receive a voting instruction card. GIAC will also vote the Variable Fund shares that it owns directly due to its contributions or accumulations in the separate accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions.

In order for the Meeting to go forward in respect of Variable Trust, there must be a quorum. This means that at least 40% of Variable Trust’s shares entitled to vote on the Proposal must be represented at the Meeting either in person or by proxy.  The presence of GIAC at the Meeting in person or by proxy will meet the quorum requirement for Variable Trust.

Adjournment

If a quorum for any Trust is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting as to that Trust to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares of that Trust represented at the Meeting in person or by proxy.  The persons named as proxies will vote all proxies that they are entitled to vote for the Proposal FOR such an adjournment with respect to the Proposal; any proxies required to be voted against the Proposal will be voted AGAINST adjournment as to the Proposal; proxies marked to abstain from voting on the Proposal will abstain from voting on adjournment as to the Proposal; broker non-votes received in respect of the Proposal will be considered votes FOR such an adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders

Neither Trust’s Agreement and Declaration of Trust provides for annual meetings of shareholders, and the Trusts do not currently intend to hold such a meeting in 2008.  Shareholder proposals for inclusion in the Proxy Statement for any subsequent meeting must be received by the applicable Trust a reasonable period of time prior to the printing and sending of proxy materials.

SCHEDULE A

RS Investment Trust

RS Variable Products Trust

Nominating Committee

Charter

As Amended as of May 24, 2006

A.            Mission Statement.

The Nominating Committee (the “Committee”) is intended to assist the Board of Trustees of the RS Investment Trust or the RS Variable Products Trust (each the “Trust”) in effectively performing its duty to fill vacancies under the Investment Company Act of 1940, as amended (the “1940 Act”), and applicable law.  The responsibilities of the Committee are to supervise the nominations and elections of independent trustees of the Trust.

B.            Members and Qualifications.

1.             The Committee shall consist of all of the independent trustees of the Trust, i.e., each trustee who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act and the rules and regulations thereunder.

C.            Meetings.

1.             The Committee shall meet separately from the full Board of Trustees.

2.             The Committee may hold meetings at such times and locations as the Committee may determine.

3.             The agenda and minutes for each meeting of the Committee shall be prepared and maintained by counsel to the independent trustees or, in the absence of such counsel, by such other person as may be appointed by the Committee.

4.             At any meeting of the Committee a majority of its members shall constitute a quorum.  When a quorum is present at any meeting, a majority of Committee members present may take any action, except where a larger vote is expressly required by law or by the Declaration of Trust or By-Laws.

5.             The Committee may establish rules and procedures for the conduct of its meetings that are consistent with this Charter.

D.            Organizational Matters.

1.             The Committee may seek advice from counsel for the Fund or for the independent trustees.

2.             The Committee shall have the resources and authority appropriate to discharge its responsibilities.

3.             Costs incurred by the Committee in performing its functions under this Charter shall be borne by the Trust.

E.             Nomination of Independent Trustees.

1.             The Committee shall nominate, for consideration by the shareholders or the Board of Trustees in accordance with Section 16(a) of the 1940 Act, candidates to serve as independent trustees of the Trust.

2.             The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to):  (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

3.             In making nominations under paragraph E.1 the Committee shall evaluate candidates’ qualifications for Board membership, their independence from the Funds’ investment adviser and its affiliates (“RS Investments”) and other principal service providers, and the effect of any relationships beyond those stated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with RS Investment Management or other service providers.

4.             In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources:  (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Trust’s investment adviser or any subadviser, (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate.  The Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.

5.             The Committee shall not nominate any individual to the Board if the addition of such individual to the Board would cause more than 25 percent of the members of the Board to be persons who either (a) have been directors, officers, or employees of RS Investment Management, L.P. or RS Investment Management, Inc. (collectively, “RS”) during the preceding 10 years or (b) are interested persons, as defined in the 1940 Act, of any RS Fund or of RS.

6.             In making nominations under paragraph E.1, the Committee shall (a) provide RS Investments with an opportunity to suggest candidates to serve as independent Trustees and (b) afford RS Investments an opportunity to meet with and comment upon other candidates considered by the Committee.

7.             The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee.

F.             Effectiveness of the Committee.

The Committee shall at each Meeting consider whether any steps should be taken to improve the effectiveness of the Committee including, among other things, whether this Charter should be modified.

Appendix A to Schedule A

Procedures for Shareholders to Submit Nominee Candidates

(As of May 25, 2004)

A shareholder of any series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.     The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.     The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee  meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.  In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

SCHEDULE B

Independent Registered Public Accounting Firm Fees

Fees for services rendered to Investment Trust by PricewaterhouseCoopers LLP.

Fiscal Year Ended	Audit Fees*	Audit-Related Fees	Tax Fees*	All Other Fees*
December 31, 2005	$455,456	None	$93,285	None
December 31, 2006**	$692, 411	None	$183,885	None

Fees for services rendered to Variable Trust by PricewaterhouseCoopers LLP.

Fiscal Year Ended	Audit Fees*	Audit-Related Fees	Tax Fees*	All Other Fees*
December 31, 2005***	$240,960	None	$68,768	None
December 31, 2006	$255,950	None	$54,360	None

* Fees are exclusive of out of pocket expenses.

** Fees for the period ended December 31, 2006 include fees for services rendered by PricewaterhouseCoopers LLP to 12 new series of Investment Trust that were launched on October 9, 2006 following the reorganization of 12 series of The Park Avenue Portfolio as series of Investment Trust.

***Fees are for services rendered to the Variable Funds’ predecessor funds by the predecessor funds’ principal accountant.

Fees for services rendered by PricewaterhouseCoopers LLP to RS Investments (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to Investment Trust if the engagement related directly to the operations and financial reporting of Investment Trust.

Fiscal Year Ended	Audit-Related Fees	Tax Fees*	All Other Fees*
December 31, 2005	$45,000	$37,500	$150,000
December 31, 2006	$45,000	$37,500	$145,000

Fees for services rendered by PricewaterhouseCoopers LLP to RS Investments (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to Variable Trust if the engagement related directly to the operations and financial reporting of Variable Trust.

Fiscal Year Ended	Audit-Related Fees	Tax Fees*	All Other Fees*
December 31, 2005	None	None	None
December 31, 2006	None	None	None

* Fees are exclusive of out of pocket expenses.

During the periods indicated in the table above, no services relating to the “Audit-Related Fees,” “Tax Fees” and “All Other Fees” disclosed above were approved by the Trusts’ Audit Committees pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to Investment Trust, and rendered to RS Investments (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to Investment Trust for each of the last two fiscal years of Investment Trust were $227,990 for 2005 and $1,539,352 for 2006.  For the period ended December 31, 2006,

B-1

fees include fees billed by PricewaterhouseCoopers LLP to GIS which acquired a majority ownership interest in RS Investments on August 31, 2006.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to Variable Trust, and rendered to RS Investments (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to Variable Trust for each of the last two fiscal years of Variable Trust were $0 for 2005 and $1,539,352 for 2006. For the period ended December 31, 2006, fees include fees billed by PricewaterhouseCoopers LLP to GIS which acquired a majority ownership interest in RS Investments on August 31, 2006.

B-2

EVERY CONTRACT OWNER’S VOTING INSTRUCTION IS IMPORTANT!

SUBMIT THIS VOTING INSTRUCTION CARD TODAY!

Please detach at perforation before mailing.

VOTING INSTRUCTION	VOTING INSTRUCTION

VOTING INSTRUCTION CARD SOLICITED BY THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. AND
THE BOARD OF TRUSTEES OF RS VARIABLE PRODUCTS TRUST
FOR MEETING OF SHAREHOLDERS OF RS VARIABLE PRODUCTS TRUST
NOVEMBER 20, 2007

The undersigned, revoking any previously executed voting instruction cards, hereby directs The Guardian Insurance & Annuity Company, Inc. (“GIAC”) to vote all shares of RS Variable Products Trust in which the undersigned had an interest as a contract owner on October 5, 2007, as designated below at the Meeting of Shareholders to be held on November 20, 2007, at 9:00 a.m., Pacific Time, at the offices of RS Variable Products Trust at 388 Market Street, 17th Floor, San Francisco, CA 94111, and at any adjournments thereof.  Receipt of the Notice of Joint Meeting and accompanying Proxy Statement which describes the matter to be considered and voted on is hereby acknowledged.

SHARES WILL BE VOTED IN THE MANNER SPECIFIED IN THIS VOTING INSTRUCTION CARD WHEN PROPERLY EXECUTED AND DELIVERED.  IF NO DIRECTION IS MADE, GIAC WILL VOTE IN FAVOR OF EACH NOMINEE LISTED BELOW.  IF ANY NOMINEE FOR TRUSTEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, GIAC IS AUTHORIZED IN ITS DISCRETION TO VOTE FOR THE ELECTION OF ANY OTHER PERSON IN PLACE OF SUCH NOMINEE.

------------------------------------------------------------------------------------------------------------------------------------------------------------------

Note: Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Contract Owner sign here

Co-owner sign here

Date

s

PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE

EVERY CONTRACT OWNER’S VOTING INSTRUCTION IS IMPORTANT!

SUBMIT THIS VOTING INSTRUCTION CARD TODAY!

Please detach at perforation before mailing.

FUND	FUND	FUND

Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5	Fundname Drop-In 6
Fundname Drop-In 7	Fundname Drop-In 8	Fundname Drop-In 9
Fundname Drop-In 10	Fundname Drop-In 11	Fundname Drop-In 12

GIAC IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.  THE BOARD OF TRUSTEES RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES LISTED BELOW.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

PROPOSAL BY THE TRUST

Election of Trustees	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. Kenneth R. Fitzsimmons, Jr.
02. Christopher C. Melvin, Jr.
03. Gloria S. Nelund
04. Terry R. Otton
	☐	☐	☐

To withhold authority to vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number on the line provided below: